Keefe, Bruyette & Woods 2011 Insurance Conference
September 7, 2011
Eastern Insurance Holdings, Inc.
NASDAQ: EIHI
Michael Boguski
President and Chief Executive Officer
and
Kevin Shook
Executive Vice President, Treasurer and Chief Financial Officer
Exhibit 99.1

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

Page 2 Michael Boguski President and Chief Executive Officer

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

Review of 2010 EIHI Strategic Initiatives
• EIHI strategic plan focused on driving the organization to a pure specialty workers’ compensation platform
• A.M. Best Company financial rating upgrade of workers’ compensation companies to “A” (excellent) with a stable outlook in a very difficult insurance market place (Q2 – 2010)
• Closed sale of the group benefits insurance subsidiary, Eastern Life and
Health to Security Life Insurance Company of America (Q2 – 2010)
$34.0 million transaction value
• Closed sale of the run-off specialty reinsurance segment (Q4 – 2010)
Net loss of $14.5 million
• Announced CEO succession management plan and implemented an organizational structure to support the specialty workers’ compensation platform (Q3 – 2010)

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

EAIG Workers’ Compensation Highlights – Quarter Ended June 30, 2011
• Direct written premium of $32.9 million for the three months ended June 30, 2011, and $26.6 million for the three months ended June 30, 2010
• GAAP Workers’ Compensation Insurance Segment combined ratio – 90.4%
• Consolidated net income - $2.0 Million
• Focused and disciplined state expansion – regional office combined ratios range from 87.1 percent to 91.6 percent for the quarter ended June 30, 2011
• Regional/Satellite Office Expansion
– Lancaster, PA (opened in 1997) Nashville, TN (opened in 2010)
– Charlotte, NC (opened in 2008) Wexford, PA (opened in 2010)
– Indianapolis, IN (acquisition in 2008) Richmond, VA (opened in May 2011)
• Strong Capital Position
– A.M. Best “A” (Excellent) for Eastern Alliance Insurance Group – Stable Outlook (Upgrade in June 2010 and
affirmed in May 2011)
– A.M. Best “A” (Excellent) for Eastern Re Ltd., SPC – Stable Outlook (Upgrade in June 2011)
• Select Agency Partnerships
– 113 contracts / 330 locations

MN
WI
MI
IA
IL
IN
OH
NY
PA
NJ
DE
MD
WV
VA
MO
KY
TN
NC
SC
OK
AR
MS
AL
GA
TX
LA
FL
Mid-Atlantic Region
Lancaster, PA
Wexford, PA
Midwest Region
Carmel, IN
Southeast Region
Charlotte, NC
Franklin, TN
Richmond, VA

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

EAIG Geographic Footprint
Alabama
Arkansas
District of Columbia
Delaware
Florida
Georgia
Illinois
Indiana
Iowa
Kentucky
Louisiana
Maryland
Michigan
Minnesota
Mississippi
Missouri
New Jersey
New York
North Carolina
Ohio
Oklahoma
Pennsylvania
South Carolina
Tennessee
Texas
Virginia
West Virginia
Wisconsin
• Direct written premium of
$126.8 million for the year
ended 12.31.10, and $110.1
million for the year ended
12.31.09
• Direct written premium of
$79.5 million for the six
months ended 6.30.11 and
$65.5 million for the six
months ended 6.30.10
• Licensed – 28 states
• 2011 Certificates of Authority
received for Minnesota,
Louisiana, Oklahoma and
Texas in Q2
• Pending state license
applications in New Mexico
and Arizona

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

EAIG Workers’ Compensation Geography Diversification
•Opened
Southeast regional office (Charlotte, NC) – February 2008
•Acquired
Employers Security Insurance Company (Indianapolis, IN) – September 2008 to serve as Midwest regional office
•Opened
Nashville, TN satellite office – April 2010
•Opened
Wexford, PA satellite office – June 2010
•Opened
Richmond, VA satellite office – May 2011
Percentages as of
June 30, 2006
Percentages as of
June 30, 2011
70.9%
Indiana, 12.5%
North
Carolina, 5.1%
Virginia, 3.5%
Maryland, 2.4%
Delaware, 1.5%
Tennessee, 1.3%
Other, 2.7%
Pennsylvania,
Pennsylvania, 98.9%
Maryland, 0.4%
Delaware, 0.7%

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Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

Payroll Exposure as of June 30, 2011
Clerical / Office 18.7%
Doctors / Dentists
8.2%
Hospital 7.5%
Auto Dealers 5.6%
Colleges/Schools
5.6%
Salesmen -
Outside
4.1%
Nursing Homes
Skilled 3.7%
Restaurant 3.6%
Retirement/Life Care
Community 3.0%
Top 10 Classes (Traditional)
Exposure Base: PA, DE, MD, VA, NC, SC
-
EAIG Workers’ Compensation Risk Diversification

•Active Policies = 5,721
•Over 500 Class Codes Actively Written

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Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

EAIG Workers’ Compensation Risk Diversification
•Active Policies = 1,584
•Over 300 Class Codes Actively Written
Payroll Exposure as of June 30, 2011
Clerical / Office 16.8%
Auto Dealers 8.2%
Doctors / Dentists
6.6%
Social Rehabiliation
6.1%
6.1%
Nursing Homes -
Skilled 4.0%
3.7%
Ambulance Service -
Non-Volunteer 2.3%
Colleges / Schools
2.0%
Top 10 Classes (Alternative Markets)
Exposure Base: PA, DE, MD, VA, NC, SC
Grocery Store - Retail
Salesmen - Outside

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Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

Workers’ Compensation Product Line Diversification
Broad Product Spectrum
• Guaranteed Cost Policies
• Loss-Sensitive Dividend Plans
• Large and Medium Deductible
Plans
• Retrospective Rating Plans
• ParallelPay® (Pay As You
Go)
• Alternative Market Programs
• TPA Services, including
Claims Administration and
Risk Management
Percentages as of June 30, 2011
Guaranteed
Cost, 56.7%
Alternative
Markets, 25.3%
Policyholder
Dividend, 11.4%
Deductible, 4.2%
Retrospective
Rating, 2.4%

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Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

• ParallelPay® program has been very well received by
agents and customers since its release in April of 2009
• Direct written premium of $32.4 million (908 individual
policies) from the inception of the product to June 30, 2011
• New business writings represent $12.2 million of the $32.4 million and 391 of the 908 accounts
• For the six months ended June 30, 2011, recorded direct
written premium of $8.8 million (287 individual policies)
• New business writings represent $2.5 million of the $8.8
million and 93 of the 287 accounts

ParallelPay® (Pay As You Go)

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.℠

EAIG Business Model
• Disciplined individual account underwriting with focus on rate adequacy in rural territories
• Broad product spectrum
• Broad underwriting diversification by class code and market segment
• Extensive medical cost containment strategies
• Proactive claims management and strategic use of return-to-work initiatives
• Value-added risk management services
• Strategic partnerships with select independent agencies that share philosophies on controlling workers’ compensation costs
• Geographic diversification strategies
– Opened Southeast Regional Office (Charlotte, NC) – February 2008
– Acquired Employers Security Insurance Company (Indianapolis, IN) – September 2008
– Opened Nashville, TN satellite office – April 2010
– Opened Western PA satellite office – June 2010
– Opened Richmond, VA satellite office – May 2011

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

Workers’ Compensation Key Operating Statistics for the Six Months Ended June 30, 2011
Underwriting
(1)
:
Workers’ Compensation combined ratio 91.3%
Workers’ Compensation calendar year loss ratio 66.4%
Direct written premium $79.5 million
Direct written premium growth 21.5%
Premium renewal retention 88.1%
New business premium writings $17.1 million
Select business growth (accounts under $20,000) 9.9%
Large Deductible / Retro premium writings $7.0 million
Alternative Market premium writings $21.3  million
High experience modifications premium writings $13.4 million
ParallelPay premium writings $8.8 million
Claims (36 months average maturity): EAIG Pennsylvania Variance
Average total cost per claim $       4,222 $          7,935 -46.8%
Average benefit payment per claim $       3,612 $          6,946 -48.0%
Average medical payment per claim $       1,934 $          3,190 -39.4%
Average duration of disability 19.5 weeks 25.3 weeks -5.8 weeks
Average compromised and release $     33,862 $        59,031 -42.6%
Risk Management
• Traditional in-force exposure -
$6.2 billion
• Claims severity – 2 claims over
$300,000
• No change in lost time claims
frequency on an exposure basis
• Staffing model – 22 risk
management professionals
(1)
Premium writings include Pennsylvania Employers Assessment

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Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

Pennsylvania Workers’ Compensation Market Share (Top 20)
(dollars in thousands)
2010 Gross Written
Premium
Five Year Average
Loss Ratio
Three Year Average
Loss Ratio
1. Liberty Mutual Insurance Company $                  193,142 76.97% 72.11%
2. American International Group 153,488 86.78% 95.29%
3. Old Republic Insurance Group 135,420 74.32% 75.69%
4. Zurich Financial Services NA Group 130,565 80.09% 73.81%
5. Travelers Group 129,971 73.41% 66.63%
6. Erie Insurance Group 101,610 47.68% 41.15%
7. Hartford Insurance Group 100,236 73.15% 62.75%
8. Eastern Alliance Insurance Group 93,964 45.14% 46.82%
9. Lackawanna Insurance Group 68,500 51.72% 53.96%
10. ACE INA Group 50,250 37.90% 45.50%
11. Highmark Casualty Group 49,830 55.01% 54.30%
12. Companion Property and Casualty Group 48,289 59.76% 67.38%
13. Selective Insurance Group 47,801 75.76% 78.55%
14. Cincinnati Insurance Companies 45,475 82.32% 87.45%
15. Penn National Insurance 42,834 57.36% 54.25%
16. Chubb Group of Insurance Companies 38,157 41.42% 39.44%
17. W. R. Berkley Group 35,329 68.64% 70.50%
18. Fairfax Financial (USA) Group 32,230 54.74% 56.96%
19. Argo Group 31,573 49.40% 49.32%
20. CNA Insurance Companies 30,634 102.09% 92.87%
Source: 2010 Best’s State/Line (P/C Lines).

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Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

Indiana Workers’ Compensation Market Share (Top 20)
(dollars in thousands)
2010 Gross Written
Premium
Five Year Average
Loss Ratio
Three Year Average
Loss Ratio
1. Liberty Mutual Insurance Company $                    91,671 62.02% 68.05%
2. Travelers Group 44,298 56.46% 54.85%
3. American International Group 35,861 70.10% 79.04%
4. Accident Fund Group 31,171 76.39% 87.31%
5. Zurich Financial Services NA Group 27,173 74.54% 89.45%
6. Auto-Owners Insurance Group 25,054 93.14% 109.33%
7. Cincinnati Insurance Group 23,835 77.89% 85.80%
8. Hartford Insurance Group 21,794 66.21% 53.93%
9. Amerisure Companies 19,591 55.94% 59.43%
10. QBE Americas Group 15,520 50.58% 38.94%
11. Old Republic Insurance Group 14,561 72.97% 72.40%
12. W. R. Berkley Group 13,352 69.67% 73.22%
13. ACE INA Group 11,766 21.77% 20.66%
14. Eastern Alliance Insurance Group 11,186 50.58% 57.92%
15. FCCI Insurance Group 10,421 82.35% 91.54%
16. United Farm Bureau of Indiana Group 9,710 71.35% 84.89%
17. ACUITY A Mutual Insurance Company 9,708 75.45% 94.30%
18. Selective Insurance Group 9,493 57.52% 62.73%
19. Westfield  Group 9,306 64.01% 70.82%
20. CNA Insurance Companies 9,292 74.90% 57.60%
Source: 2010 Best’s State/Line (P/C Lines).

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

North Carolina Workers’ Compensation Market Share (Top 20)
Source: 2010 Best’s State/Line (P/C Lines).
(dollars in thousands)
2010 Gross Written
Premium
Five Year Average
Loss Ratio
Three Year Average
Loss Ratio
1. Liberty Mutual Insurance Company $                  126,752 76.26% 75.70%
2. Hartford Insurance Group 92,343 66.88% 65.69%
3. Travelers Group 77,119 63.28% 57.21%
4. American International Group 74,148 83.11% 101.81%
5. W. R. Berkley Group 70,859 67.83% 65.87%
6. Zurich Financial Services NA Group 56,937 79.78% 79.01%
7. Builders Mutual Insurance Group 47,187 41.13% 39.55%
8. Franklin Holdings Group 31,148 52.21% 53.65%
9. Old Republic Insurance Group 27,659 84.13% 84.42%
10. Accident Fund Group 25,446 65.15% 62.71%
11. ACE INA Group 24,858 55.25% 60.36%
12. Cincinnati Insurance Companies 20,536 78.93% 81.34%
13. Auto-Owners Insurance Group 17,948 80.06% 88.64%
14. Chubb Group of Insurance Companies 17,278 52.64% 58.41%
15. Erie Insurance Group 16,873 40.02% 50.34%
16. Amerisafe Insurance Group 16,672 68.76% 84.59%
17. North Carolina FB Insurance Group 16,012 66.50% 67.76%
18. AmTrust Financial Group 15,864 53.10% 54.38%
19. Great American P & C Insurance Group 14,402 79.05% 79.11%
20. Companion Property and Casualty Group 11,769 72.14% 56.88%
33 Eastern Alliance Insurance Group 6,487 48.19% 48.23%

Page 16 Kevin Shook Executive Vice President, Treasurer and Chief Financial Officer

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

Eastern Insurance Holdings, Inc. Financial Model
• Active Capital
Management
– Geographic expansion
– Stock repurchases
– Shareholder dividends
– M&A opportunities
• Underwriting Profit
– Underwriting, risk
management and claims
philosophy
– Financial underwriting
– Low expense ratio
• Investment Results
• Strong Balance Sheet
– Asset quality
– Credit risk management
– Reserves

EAIG Balance Sheet Strength
• 67.4% of June 30, 2011 assets are in cash and invested
assets
• Excellent collection history on premiums receivable
• Strong reinsurer security
• Unpaid loss and loss adjustment expense
– Reserves recorded near high end of actuarial range
– History of favorable workers’ compensation loss reserve
development
– Strong base case reserves

eastern Insurance Holdings
fresh outlooks. better outcomes.

Investment Portfolio Mix
Total Cash and Invested Assets: $227.4 Million
as of June 30, 2011
•Conservative investment strategy (76% fixed income and cash)
•Preservation of capital strategy
•High quality securities
21%
5%
11%
8%
Fixed Income Securities
Convertible Bonds
Equity Securities
Other Long-Term Investments
Cash and Cash Equivalents
55%

Fully Diluted Book Value
$16.50
$16.00
$15.50
$15.00
$14.50
$14.00
$13.50
$13.00
$12.50
$14.92
$15.16
$15.57
$16.27
$16.43
$16.33
$15.80
$14.13
$14.16
$14.82
$15.55
$15.78
$16.07
$15.95
$16.28
$14.88
$15.24
$15.51
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Quarter

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Eastern Alliance Insurance Group
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Page 20 EIHI Fully Diluted Book Value Performance

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Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

EAIG Workers’ Compensation Combined Ratio History
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
2006 2007 2008 2009 2010 Q1 2011 Q2 2011
79.1%
65.6%
80.2%
87.7%
96.0%
92.2%
90.4%
•2010 A.M. Best composite projected combined ratio 121.5 percent

2003
2004
2005
2006
2007
2008
2009
2010
Q1 2011
Q2 2011

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

EAIG Direct Written Premium Growth Rates
•United States workers’
compensation industry direct written premium writings decreased from $55 billion in 2005 to $36 billion in 2009
•Projected 2010 = $32 billion
$-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
10.4%
7.7%
8.9%
13.6%
20.6%
8.0%
15.2%
19.8%
23.7%
Percentages as of June 30, 2011

2010
2009
2008
2007
2006
2005
2004
2003
2002
2001
2000
1999
1998
Year
0
200
400
600
800
1000
1200
Number of Net Claims

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Claims Closed	65	205	382	595	690	687	826	736	922	960	1,033	1,056	971
Claims Open	0	0	0	1	0	3	6	6	10	28	63	111	355

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Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

Page 23 EAIG Workers’ Compensation Claim Closing Patterns Results as of June 30, 2011

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Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

Eastern Insurance Holdings, Inc. Capital Position
Reported Implied
Target Implied Capital 6/30/2011 Book Value Book Value Unallocated Tangible BV
NPW
(1)
NPW/ Surplus Requirement GAAP Equity Per Share Per Share Capital Per Share
Workers' compensation insurance 101,582 $            1.25 81,266 $              91,717 $              11.14 $                 9.87 $                   1.27 $                   11.14 $
Specialty reinsurance 6,000 9,987 1.21 0.73 0.48 1.21
Total required capital 87,266 101,704 12.35 10.60 1.75 12.35
Goodwill and other 14,428 14,428 1.75 1.75 - -
Total allocated capital 101,693 116,132 14.11 12.35 1.75 12.35
Holding company tangible equity - 13,403 1.63 - 1.63 1.63
Total shareholders' equity 129,534 129,534 15.73 $                 12.35 $                 3.38 $                   13.98 $
Stock option dilution (0.22) (0.06)
Diluted earnings per share 15.51 $                 13.93 $
Total unallocated capital 27,841 $
3.38 $
(1)
Net written premium represents a rolling twelve months.

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Insurance Holdings

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